Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2009	2008	2009	2008

Net revenue	$158,867	$154,200	$311,970	$300,895
Operating expenses:
Personnel expense	52,127	49,156	102,783	99,540
Medical supplies expense	43,811	41,656	86,462	80,398
Bad debt expense	10,618	10,332	22,011	21,617
Other operating expenses	32,344	30,424	64,580	59,442
Pre-opening expenses	380	245	587	493
Depreciation	7,565	7,689	15,400	15,030
Amortization	210	135	359	262
Loss on disposal of property, equipment and other assets	91	138	164	166

Total operating expenses	147,146	139,775	292,346	276,948

Income from operations	11,721	14,425	19,624	23,947
Other income (expenses):
Interest expense	(1,338)	(3,864)	(4,194)	(7,796)
Gain (loss) on early extinguishment of debt	259	—	(6,702)	—
Interest and other income, net	73	485	173	1,646
Equity in net earnings of unconsolidated affiliates	2,714	2,181	4,779	4,206

Total other expenses, net	1,708	(1,198)	(5,944)	(1,944)

Income from continuing operations before minority interest and income taxes	13,429	13,227	13,680	22,003
Minority interest share of earnings of consolidated subsidiaries	(4,639)	(4,642)	(7,415)	(8,779)

Income from continuing operations before income taxes	8,790	8,585	6,265	13,224
Income tax expense	3,372	3,099	2,463	5,448

Income from continuing operations	5,418	5,486	3,802	7,776
Income from discontinued operations, net of taxes	164	199	4,026	973

Net income	$5,582	$5,685	$7,828	$8,749

Earnings per share, basic
Continuing operations	$0.28	$0.28	$0.19	$0.38
Discontinued operations	0.01	0.01	0.21	0.05
Earnings per share, basic	$0.28	$0.29	$0.40	$0.43

Earnings per share, diluted
Continuing operations	$0.28	$0.28	$0.19	$0.37
Discontinued operations	0.01	0.01	0.21	0.05
Earnings per share, diluted	$0.28	$0.29	$0.40	$0.42

Weighted average number of shares, basic	19,664	19,841	19,631	20,438
Dilutive effect of stock options and restricted stock	26	121	—	202

Weighted average number of shares, diluted	19,690	19,962	19,631	20,640

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,	September 30,
	2009	2008
	(Unaudited)

Current assets:
Cash and cash equivalents	$42,883	$93,836
Restricted cash	3,166	3,154
Accounts receivable, net	89,638	83,875
Income tax receivable, net	1,275	3,091
Medical supplies	17,661	15,479
Deferred income tax assets	8,643	9,769
Prepaid expenses and other current assets	10,545	9,796
Current assets of discontinued operations	12,531	20,776

Total current assets	186,342	239,776
Property and equipment, net	357,285	323,729
Investments in affiliates	12,676	15,285
Goodwill	60,174	60,174
Other intangible assets, net	6,266	6,063
Other assets	7,767	8,378
Long-term assets of discontinued operations	—	51

Total assets	$630,510	$653,456

Current liabilities:
Accounts payable	$41,513	$41,642
Accrued compensation and benefits	19,596	16,872
Other accrued liabilities	22,265	24,054
Current portion of long-term debt and obligations under capital leases	11,991	31,920
Current liabilities of discontinued operations	9,465	10,184

Total current liabilities	104,830	124,672
Long-term debt	112,038	115,628
Obligations under capital leases	1,845	2,087
Deferred income tax liabilities	12,170	12,352
Other long-term obligations	3,006	4,454

Total liabilities	233,889	259,193

Minority interest in equity of consolidated subsidiaries	18,929	24,667

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,684,780 issued and 19,730,419 outstanding at March 31, 2009; 21,553,054 issued and 19,598,693 outstanding at September 30, 2008	216	216
Paid-in capital	456,035	455,494
Accumulated deficit	(33,310)	(41,138)
Accumulated other comprehensive loss	(452)	(179)
Treasury stock, at cost;
1,954,361 shares at March 31, 2009
1,954,361 shares at September 30, 2008	(44,797)	(44,797)

Total stockholders’ equity	377,692	369,596

Total liabilities and stockholders’ equity	$630,510	$653,456

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2009	2008	% Change	2009	2008	% Change

Statement of Operations Data:
Net revenue	$158,867	$154,200	3.0%	$311,970	$300,895	3.7%
Adjusted EBITDA (1)	$20,806	$22,845	(8.9)%	$37,971	$43,820	(13.3)%
Income from operations	$11,721	$14,425	(18.7)%	$19,624	$23,947	(18.1)%
Income from continuing operations	$5,418	$5,486	(1.2)%	$3,802	$7,776	(51.1)%
Earnings per share from continuing operations, basic	$0.28	$0.28	—	$0.19	$0.38	(50.0)%
Earnings per share from continuing operations, diluted	$0.28	$0.28	—	$0.19	$0.37	(48.6)%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,
	2009	2008	% Change	2009	2008	% Change

Selected Operating Data (a):
Number of hospitals	7	7		7	7
Licensed beds ( c )	509	449		509	449
Staffed and available beds ( d )	462	433		462	433
Admissions ( e )	7,052	7,855	(10.2)%	13,814	15,005	(7.9)%
Adjusted admissions ( f )	10,556	10,817	(2.4)%	20,436	20,645	(1.0)%
Patient days ( g )	28,075	29,039	(3.3)%	53,208	54,499	(2.4)%
Adjusted patient days ( h )	42,117	40,247	4.6%	79,028	75,381	4.8%
Average length of stay (days) ( i )	3.98	3.70	7.6%	3.85	3.63	6.1%
Occupancy ( j )	67.5%	73.7%		63.3%	68.8%
Inpatient catheterization procedures ( k )	3,451	4,225	(18.3)%	7,006	8,274	(15.3)%
Inpatient surgical procedures ( l )	2,087	2,120	(1.6)%	4,087	4,069	0.4%
Hospital net revenue	$150,567	$144,778	4.0%	$294,792	$281,929	4.6%

Combined Operating Data (b):
Number of hospitals	9	9		9	9
Licensed beds ( c )	676	616		676	616
Staffed and available beds ( d )	625	596		625	596
Admissions ( e )	10,000	10,539	(5.1)%	19,744	20,308	(2.8)%
Adjusted admissions ( f )	15,255	15,164	0.6%	29,880	29,326	1.9%
Patient days ( g )	37,341	37,812	(1.2)%	71,479	71,537	(0.1)%
Adjusted patient days ( h )	56,658	54,130	4.7%	107,679	102,599	5.0%
Average length of stay (days) ( i )	3.73	3.59	3.9%	3.62	3.52	2.8%
Occupancy ( j )	66.4%	69.7%		62.8%	65.6%
Inpatient catheterization procedures ( k )	4,259	5,025	(15.2)%	8,647	9,801	(11.8)%
Inpatient surgical procedures ( l )	2,720	2,754	(1.2)%	5,332	5,442	(2.0)%
Hospital net revenue	$191,468	$186,045	2.9%	$376,491	$362,751	3.8%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from
MedCath’s consolidated financial statements for the three and six months ended March 31, 2009 and 2008.

	Three Months Ended March 31,		Six Months Ended March 31,
	2009	2008	2009	2008
	(in thousands)		(in thousands)

Income from continuing operations	$5,418	$5,486	$3,802	$7,776
Add:
Income tax expense	3,372	3,099	2,463	5,448
Minority interest share of earnings of consolidated subsidiaries	4,639	4,642	7,415	8,779
Equity in net earnings of unconsolidated affiliates	(2,714)	(2,181)	(4,779)	(4,206)
Interest and other income, net	(73)	(485)	(173)	(1,646)
(Gain) loss on early extinguishment of debt	(259)	—	6,702	—
Interest expense	1,338	3,864	4,194	7,796
Loss on disposal of property, equipment and other assets	91	138	164	166
Amortization	210	135	359	262
Depreciation	7,565	7,689	15,400	15,030
Pre-opening expenses	380	245	587	493
Share-based compensation expense	839	213	1,837	3,922

Adjusted EBITDA	$20,806	$22,845	$37,971	$43,820